UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05299

T. Rowe Price Science & Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
December 31, 2023
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
PRSCX Science & Technology
Fund –
.
PASTX Science & Technology
Fund–
.
Advisor  Class
TSNIX Science & Technology
Fund–
.
I Class

T. ROWE PRICE Science & Technology Fund
HIGHLIGHTS
The Science & Technology Fund outperformed the Lipper Science & Technology
Funds Index and the S&P 500 Index, a proxy for the broader market, but it underperformed the S&P North American Technology Sector Index.
Underweight positions in financial services and health care, along with stock selection in financial services, contributed to relative performance, while security choices in internet detracted.
We believe technology innovation remains appealing, with cloud computing remaining a long duration megatrend and generative artificial intelligence offering compelling potential.
We believe the market is underappreciating the size and durability of what many companies may be willing to spend on innovation, especially generative artificial intelligence.
Log in to your account at troweprice.com for more information.
* An account service fee will be charged annually for each T. Rowe Price mutual fund account unless you meet criteria for a fee waiver. Go to troweprice.com/personal-investing/help/fees-and-
minimums.html to learn more about this account service fee, including other ways to waive it.

T. ROWE PRICE Science & Technology Fund
Market Commentary

Dear Shareholder
Global stock and bond indexes were broadly positive during 2023 as most economies managed to avoid the recession that was widely predicted at the start of the year. Technology companies benefited from investor enthusiasm for artificial intelligence developments and led the equity rally, while fixed income benchmarks rebounded late in the year amid falling interest rates.
For the 12-month period, the technology-oriented Nasdaq Composite
Index rose about 43%, reaching a record high and producing the strongest result of the major benchmarks. Growth stocks outperformed value shares, and developed market stocks generally outpaced their emerging markets counterparts. Currency movements were mixed over the period, although a weaker dollar versus major European currencies was beneficial for U.S.
investors in European securities.
Within the S&P 500 Index, which finished the year just short of the record level it reached in early 2022, the information technology, communication services, and consumer discretionary sectors were all lifted by the tech rally and recorded significant gains. A small group of tech-oriented mega-cap companies helped drive much of the market’s advance. Conversely, the defensive utilities sector had the weakest returns in the growth-focused environment, and the energy sector also lost ground amid declining oil prices. The financials sector bounced back from the failure of three large regional banks in the spring and was one of the top-performing segments in the second half of the year.
The U.S. economy was the strongest among the major markets during the period, with gross domestic product growth coming in at 4.9% in the third quarter, the highest since the end of 2021. Corporate fundamentals were also broadly supportive. Year-over-year earnings growth contracted in the first and second quarters of 2023, but results were better than expected, and earnings growth turned positive again in the third quarter. Markets remained resilient despite a debt ceiling standoff in the U.S., the outbreak of war in the Middle
East, the continuing conflict between Russia and Ukraine, and a sluggish economic recovery in China.
Inflation remained a concern, but investors were encouraged by the slowing pace of price increases as well as the possibility that the Federal Reserve was nearing the end of its rate-hiking cycle. The Fed held rates steady after raising its short-term lending benchmark rate to a target range of 5.25% to 5.50% in
July, the highest level since March 2001, and at its final meeting of the year in
December, the central bank indicated that there could be three 25-basis-point rate cuts in 2024.

T. ROWE PRICE Science & Technology Fund

The yield of the benchmark 10-year U.S. Treasury note briefly reached 5.00%
in October for the first time since late 2007 before falling back to 3.88% by period-end, the same level where it started the year, amid cooler-than-expected inflation readings and less-hawkish Fed rhetoric. Fixed income benchmarks were lifted late in the year by falling yields. Investment-grade and high yield corporate bonds produced solid returns, supported by the higher coupons that have become available over the past year, as well as increasing hopes that the economy might be able to avoid a recession.
Global economies and markets showed surprising resilience in 2023, but considerable uncertainty remains as we look ahead. Geopolitical events, the path of monetary policy, and the impact of the Fed’s rate hikes on the economy all raise the potential for additional volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to help identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE Science & Technology Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks to provide long-term capital appreciation.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Science & Technology Fund returned 53.77% in 2023, outperforming the Lipper Science & Technology Funds Index and the S&P 500 Index but
underperforming the S&P North American Technology Sector Index. (Returns
for the fund’s Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results. Investors should note that the short-term performance for the fund is highly unusual and unlikely to be sustained. Effective October 1, 2023, the secondary benchmark for the fund changed to the S&P North American Technology Sector Index.
Prior to this change, the secondary benchmark was the Lipper Science &
Technology Funds Index.)
What factors influenced the fund’s performance?
Technology stocks produced strong gains during the year. The launch of
ChatGPT in late 2022 ushered in a new wave of enthusiasm for generative artificial intelligence (AI), which was a dominant theme for investors during much of 2023. During the final months of the period, investors were encouraged by signs of cooling inflation as well as falling bond yields in the
U.S. Strong earnings reports from several large technology companies also boosted stocks in the technology sector.
Within the portfolio, an
underweight position and
stock selection in financial
services contributed to
relative performance versus
the Lipper Science &
Technology Funds Index as
the subsector advanced but
trailed the broader index
during the year. Shares of
payment processing company
MasterCard rose following
encouraging economic
data that led investors to
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/23 6 Months 12 Months
Science & Technology
Fund –
.
9.51% 53.77%
Science & Technology
Fund–
.
Advisor  Class 9.38 53.35
Science & Technology
Fund–
.
I  Class 9.61 53.94
S&P 500 Index 8.04 26.29
S&P North American
Technology Sector Index 14.63 61.13
Lipper Science &
Technology Funds Index 10.97 45.78

T. ROWE PRICE Science & Technology Fund

anticipate a “soft landing” rather than a recession. Shares also received a boost in the third quarter following Visa’s end-of-month updates showing a broad-
based acceleration in payment volume trends for the month of August. The stock was further supported by news that the company would be increasing the fees charged to merchants for using its payments network over the next several months. We eliminated our position late in the year in favor of higher-
conviction investment opportunities elsewhere in the portfolio. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Our underweight position in health care added value as the subsector lagged the benchmark during the period. Also, stock selection in software further aided relative gains. Shares of global customer relationship management platform Salesforce advanced after the company announced significant cost-
cutting actions and reported a string of good quarterly earnings releases, which featured growth in several key topline metrics. Late in the period, the company also increased its full-year revenue and operating margin guidance. We believe that Salesforce offers a highly recurring subscription business model that is well positioned to benefit from secular tailwinds as enterprises migrate to the cloud.
We see the potential for strong free cash flow growth over the next several years given its advantaged positioning and long runway for margin expansion. Shares of Intuit, which sells financial software applications and online services to consumers, small and medium-sized businesses, and accounting professionals, also advanced and outperformed sector peers. We believe the company’s market-leading franchises could continue to sustain solid growth, and we like the company’s business shift toward software as a service.
Conversely, stock selection in internet detracted from relative performance.
Shares of Zalando, Europe’s leading online apparel retailer, declined after management stated that second-quarter demand could remain muted. Shares were further pressured by decelerating gross merchandise volume trends on the back of unseasonably warm weather across continental Europe. We reduced our position during the period in favor of higher-conviction investment opportunities elsewhere in the portfolio. Shares of Etsy, the largest online marketplace for unique and creative goods, declined as the company was pressured by macroeconomic challenges and lower-than-expected sales during much of the year. We eliminated our position in favor of higher risk/reward opportunities elsewhere in the portfolio.

T. ROWE PRICE Science & Technology Fund

Security choices in media
and entertainment also
weighed on relative returns.
Our positioning in leading
global streaming platform
Netflix detracted. We were
underweight during much
of the period, which hurt
relative returns as shares
benefited from an increase in
subscribers as the company
implemented new rules
regarding shared accounts.
We added to our position during the fourth quarter, as we like the company’s large wallet share and time share opportunity to capture from the declining linear TV ecosystem, and it is the leading global ex-China “pure play” video streaming service. This should allow Netflix to amortize a larger content budget over a great number of subscribers while maintaining profitability.
How is the fund positioned?
I have greatly appreciated Ken Allen’s partnership during this co-portfolio management process during the fourth quarter of 2023. As I take the helm as sole portfolio manager on January 1, 2024, I share his philosophy for the fund to be well positioned for most environments with our multiyear time horizon, deep company research, and strong collaboration of our platform.
My framework for investing is to look for secularly well-positioned companies gaining share on the back of secular industry tailwinds with relative earnings outperformance and multiple expansion versus the broader tech universe.
Often, I am buying companies that are underearning with bottoming and accelerating fundamentals after a cyclical or transient issue. These companies often exhibit superior through-cycle growth relative to the tech universe with expanding moats, industry tailwinds, and idiosyncratic stock drivers at attractive relative valuations.
I believe artificial intelligence is the most profound secular driver we are living through today and will likely sustain its impact for multiple decades. The impact of GenerativeAI (GenAI) and Large Language Models demonstrated by
ChatGPT is profound. Prior to GenAI, the bottleneck of AI was AI scientists continuously needing to manually code the program. Now, GenAI allows someone to feed the graphics processing unit (GPU) compute more data, and
INDUSTRY DIVERSIFICATION

T. ROWE PRICE Science & Technology Fund

the models will continue to produce more content without human intervention.
As a result, I am positioning the portfolio with an eye to AI drivers and beneficiaries. Most noticeably, NVIDIA is now the top holding as the tip of the spear driving the AI compute to enable GenAI.
Semiconductors have become a larger part of the portfolio as they are the suppliers of the building blocks for AI enablement from the compute to networking to the manufacturing and design of chips. NVIDIA, Broadcom,
Marvell Technology, Advanced Micro Devices, and Lam Research have become large positions—as well as Synopsys and Cadence. Furthermore, GenAI is likely to benefit software companies by further automating repetitive tasks and providing better strategic value, therefore increasing customer value.
The portfolio is invested behind likely software AI beneficiaries, including
Microsoft, ServiceNow, Autodesk, and Adobe. In my opinion, GenAI should further enhance these already attractive business models. In addition, I expect that GenAI will unfortunately unleash a new host of cyberattacks with more customized tailoring for phishing at the endpoint, such as mobile phones or laptops, which should increase the need for more sophisticated zero-
trust defense solutions from companies like Crowdstrike, Zscaler, and Palo
Alto Networks.
Finally, I view an element of the “big get bigger” with AI. Platforms with the customers and applications to monetize GenAI over the large install base will likely see increased returns on capital and growth. Companies such as Meta
Platforms and Pinterest can leverage their unique data sets to better target digital advertising.
What is portfolio management’s outlook?
Science and technology stocks advanced during the fourth quarter to close out a strong year of performance. During the final months of 2023, market gains were largely influenced by macroeconomic factors, including signs of cooling inflation, falling bond yields in the U.S, and investor anticipation of potential interest rate cuts in 2024. Strong earnings reports from several large technology companies also boosted stocks in the technology sector.
We believe technology innovation remains appealing, with cloud computing remaining a long duration megatrend and GenAI offering compelling potential.
We saw significant developments in AI over the past year, and we believe that continued advancements will amplify the ability of technology companies to outpace economic growth. We believe the market is underappreciating the size and durability of what many companies may be willing to spend on innovation, especially generative AI.

T. ROWE PRICE Science & Technology Fund

Outside of AI, we believe IT spending in general is stabilizing after a two-year hiatus and could see a cyclical recovery in 2024, especially among market laggards that haven’t benefited from the pure AI spending seen in 2023. Within the portfolio, we are overweight semiconductors relative to software names given the current cyclical backdrop. As a select group of large-cap tech stocks have driven the market over the past year, we are looking for opportunities as the market could broaden out or where stocks have yet to see an inflection.
Looking ahead, we remain focused on investing in companies that we believe are on the right side of change, the right side of numbers, and the right side of macroeconomic trends. We plan to continue seeking companies that we believe are well positioned on a multiyear basis as well as those with idiosyncratic growth drivers, and we want to own them at the right time when both the multiple and numbers can increase relative to peers.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE Science & Technology Fund

BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following:
Copyright 2024 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: Copyright © 2024, S&P Global Market Intelligence (and its affiliates, as applicable). Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers
(“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the appropriateness of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact.

T. ROWE PRICE Science & Technology Fund

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
12/31/23
Alphabet 9.5%
NVIDIA 9.4
Microsoft 8.3
Meta Platforms 7.2
Apple 6.1
Broadcom 5.4
Adobe 2.9
Advanced Micro Devices 2.3
Intel 2.1
Lam Research 2.0
Texas Instruments 2.0
QUALCOMM 1.8
Autodesk 1.8
ServiceNow 1.7
Cadence Design Systems 1.6
Salesforce 1.5
Marvell Technology 1.4
Intuit 1.4
EPAM Systems 1.2
Palo Alto Networks 1.0
Adyen 1.0
ASML Holding 1.0
Pinterest 0.9
Arista Networks 0.9
Entegris 0.9
Total 75.3%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE Science & Technology Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
SCIENCE & TECHNOLOGY FUND
Note: Performance for the Advisor and I Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table on the next page.

T. ROWE PRICE Science & Technology Fund

AVERAGE ANNUAL COMPOUND TOTAL RETURN
EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Periods Ended 12/31/23 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Science & Technology
Fund –
.
53.77% 17.43% 14.73% – –
Science & Technology
Fund–
.
Advisor  Class 53.35 17.11 14.44 – –
Science & Technology
Fund–
.
I  Class 53.94 17.58 – 17.12% 3/23/16
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
0.02
Advisor and
0.03
I Class shares, 1-800-638-8790.
This table shows how the fund would have performed each year if its actual (or cumulative)
returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares. When assessing performance, investors should consider both short-
and long-term returns.
Science & Technology Fund 0.84%
Science & Technology Fund–Advisor Class 1.08
Science & Technology Fund–I Class 0.69
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE Science & Technology Fund

Please note that the fund has three share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Science & Technology Fund

SCIENCE & TECHNOLOGY FUND
Beginning
Account Value
7/1/23
Ending
Account Value
12/31/23
Expenses Paid
During Period*
7/1/23 to 12/31/23
Investor Class
Actual $1,000.00 $1,095.10 $4.28
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.12   4.13
Advisor Class
Actual   1,000.00   1,093.80   5.70
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,019.76   5.50
I Class
Actual   1,000.00   1,096.10   3.65
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.73   3.52
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.81%,
the
2
Advisor Class was 1.08%, and the
3
I Class was 0.69%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Science & Technology Fund
Financial Highlights

For a share outstanding throughout each period
Investor Class
.. Year ..
.. Ended .
12/31/23 12/31/22 12/31/21 12/31/20 12/31/19
NET ASSET VALUE
Beginning of period $ 26 .13 $ 43 .40 $ 55 .09 $ 43 .16 $ 31 .39
Investment activities
Net investment income (loss)
(1)(2)
( 0 .04 ) ( 0 .18 ) ( 0 .08 ) 0 .31
(3)
0 .34
(4)
Net realized and unrealized gain/
loss 14 .09 ( 15 .04 ) 3 .01 19 .28 13 .96
(5)
Total from investment activities 14 .05 ( 15 .22 ) 2 .93 19 .59 14 .30
Distributions
Net investment income — — — ( 0 .30 ) ( 0 .35 )
Net realized gain — ( 2 .05 ) ( 14 .62 ) ( 7 .36 ) ( 2 .18 )
Total distributions — ( 2 .05 ) ( 14 .62 ) ( 7 .66 ) ( 2 .53 )
NET ASSET VALUE
End of period $ 40 .18 $ 26 .13 $ 43 .40 $ 55 .09 $ 43 .16

T. ROWE PRICE Science & Technology Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
12/31/23 12/31/22 12/31/21 12/31/20 12/31/19
Ratios/Supplemental Data
Total return
(2)(6)
53 .77% ( 35 .21 ) % 5 .49% 45 .80% 45 .71%
(5)
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0 .81% 0 .84% 0 .76% 0 .77% 0 .77%
Net expenses after waivers/
payments by Price Associates 0 .81% 0 .84% 0 .76% 0 .77% 0 .77%
Net investment income (loss) ( 0 .10 ) % ( 0 .56 ) % ( 0 .13 ) % 0 .64%
(3)
0 .87%
(4)
Portfolio turnover rate 186 .3% 66 .4% 63 .3% 65 .9% 55 .9%
Net assets, end of period (in
millions) $4,865 $3,190 $7,892 $8,367 $5,662
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Reflects special dividends which amounted to $0.52 per share and 1.08% of average net assets.
(4)
Reflects special dividends which amounted to $0.38 per share and 0.96% of average net assets.
(5)
Includes a voluntary payment from Price Associates for the estimated effect of an under-
reported cash balance available for investment, representing $0.02 per share based upon shares outstanding on the date of payment. The payment increased total return by 0.06% for the year ended December 31, 2019.
(6)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Science & Technology Fund
Financial Highlights

For a share outstanding throughout each period
Advisor Class
.. Year ..
.. Ended .
12/31/23 12/31/22 12/31/21 12/31/20 12/31/19
NET ASSET VALUE
Beginning of period $ 25 .79 $ 42 .97 $ 54 .66 $ 42 .44 $ 30 .90
Investment activities
Net investment income (loss)
(1)(2)
( 0 .12 ) ( 0 .26 ) ( 0 .25 ) 0 .96
(3)
0 .22
(4)
Net realized and unrealized gain/
loss 13 .88 ( 14 .87 ) 2 .99 18 .13 13 .73
(5)
Total from investment activities 13 .76 ( 15 .13 ) 2 .74 19 .09 13 .95
Distributions
Net investment income — — — — ( 0 .23 )
Net realized gain — ( 2 .05 ) ( 14 .43 ) ( 6 .87 ) ( 2 .18 )
Total distributions — ( 2 .05 ) ( 14 .43 ) ( 6 .87 ) ( 2 .41 )
NET ASSET VALUE
End of period $ 39 .55 $ 25 .79 $ 42 .97 $ 54 .66 $ 42 .44

T. ROWE PRICE Science & Technology Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Advisor Class
.. Year ..
.. Ended .
12/31/23 12/31/22 12/31/21 12/31/20 12/31/19
Ratios/Supplemental Data
Total return
(2)(6)
53 .35% ( 35 .35 ) % 5 .19% 45 .36% 45 .30%
(5)
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 1 .06% 1 .08% 1 .06% 1 .05% 1 .05%
Net expenses after waivers/
payments by Price Associates 1 .06% 1 .08% 1 .06% 1 .05% 1 .05%
Net investment income (loss) ( 0 .35 ) % ( 0 .80 ) % ( 0 .43 ) % 2 .28%
(3)
0 .57%
(4)
Portfolio turnover rate 186 .3% 66 .4% 63 .3% 65 .9% 55 .9%
Net assets, end of period (in
thousands) $55,403 $36,812 $71,021 $80,053 $693,750
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Reflects special dividends which amounted to $0.45 per share and 1.08% of average net assets.
(4)
Reflects special dividends which amounted to $0.37 per share and 0.96% of average net assets.
(5)
Includes a voluntary payment from Price Associates for the estimated effect of an under-reported cash balance available for investment, representing $0.02 per share based upon shares outstanding on the date of payment. The payment increased total return by 0.06% for the year ended December 31, 2019.
(6)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Science & Technology Fund
Financial Highlights

For a share outstanding throughout each period
I Class
.. Year ..
.. Ended .
12/31/23 12/31/22 12/31/21 12/31/20 12/31/19
NET ASSET VALUE
Beginning of period $ 26 .16 $ 43 .37 $ 55 .09 $ 43 .15 $ 31 .37
Investment activities
Net investment income (loss)
(1)(2)
0 .01 ( 0 .12 ) 0 .01 0 .34
(3)
0 .40
(4)
Net realized and unrealized gain/
loss 14 .10 ( 15 .04 ) 2 .98 19 .31 13 .95
(5)
Total from investment activities 14 .11 ( 15 .16 ) 2 .99 19 .65 14 .35
Distributions
Net investment income — — — ( 0 .35 ) ( 0 .39 )
Net realized gain — ( 2 .05 ) ( 14 .71 ) ( 7 .36 ) ( 2 .18 )
Total distributions — ( 2 .05 ) ( 14 .71 ) ( 7 .71 ) ( 2 .57 )
NET ASSET VALUE
End of period $ 40 .27 $ 26 .16 $ 43 .37 $ 55 .09 $ 43 .15

T. ROWE PRICE Science & Technology Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
12/31/23 12/31/22 12/31/21 12/31/20 12/31/19
Ratios/Supplemental Data
Total return
(2)(6)
53 .94% ( 35 .09 ) % 5 .60% 45 .96% 45 .91%
(5)
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0 .69% 0 .69% 0 .65% 0 .65% 0 .66%
Net expenses after waivers/
payments by Price Associates 0 .69% 0 .69% 0 .65% 0 .65% 0 .66%
Net investment income (loss) 0 .02% ( 0 .38 ) % 0 .01% 0 .70%
(3)
1 .01%
(4)
Portfolio turnover rate 186 .3% 66 .4% 63 .3% 65 .9% 55 .9%
Net assets, end of period (in
thousands) $2,820,663 $1,880,889 $886,863 $768,880 $479,290
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Reflects special dividends which amounted to $0.52 per share and 1.08% of average net assets.
(4)
Reflects special dividends which amounted to $0.38 per share and 0.96% of average net assets.
(5)
Includes a voluntary payment from Price Associates for the estimated effect of an under-reported cash balance available for investment, representing $0.02 per share based upon shares outstanding on the date of payment. The payment increased total return by 0.06% for the year ended December 31, 2019.
(6)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Science & Technology Fund
December 31, 2023

Portfolio of Investments
‡
Shares $ Value
(Cost and value in $000s)
‡
COMMON STOCKS 98.9%
CONSUMER/RETAIL 0.0%
Consumer Services 0.0%
Think & Learn, Acquisition Date: 12/23/20 - 1/15/21, Cost $11,621
(INR)  (1)(2)(3) 7,289 2,711
Total Consumer/Retail 2,711
ENERGY 0.7%
Energy 0.7%
Enphase Energy  (1) 214,400 28,331
First Solar  (1) 46,300 7,976
SolarEdge Technologies  (1)(4) 204,200 19,113
Total Energy 55,420
FINANCIAL SERVICES 1.2%
Payments 1.2%
Adyen (EUR)  (1) 60,040 77,508
Block  (1) 151,900 11,750
Total Financial Services 89,258
HARDWARE 9.1%
Consumer Electronics 6.1%
Apple  2,450,000 471,698
471,698
Contract Manufacturing 0.4%
Celestica (1) 283,600 8,304
Fabrinet  (1) 16,300 3,102
Jabil  159,400 20,308
31,714
Electronic Equipment And Components 1.1%
Littelfuse  46,700 12,495
MKS Instruments  247,704 25,481
Power Integrations  55,245 4,536
Synaptics  (1) 345,894 39,460
81,972
Enterprise Hardware 1.5%
Dell Technologies, Class C  167,800 12,837
Insight Enterprises  (1) 14,900 2,640
IonQ  (1)(4) 553,800 6,861
Keysight Technologies  (1) 320,200 50,941
Super Micro Computer  (1)(4) 58,200 16,544
Zebra Technologies, Class A  (1) 94,400 25,802
115,625
Total Hardware 701,009

T. ROWE PRICE Science & Technology Fund

Shares $ Value
(Cost and value in $000s)
‡
INDUSTRIALS 1.9%
Aerospace & Defense 0.6%
Axon Enterprise  (1) 15,500 4,004
Teledyne Technologies  (1) 88,600 39,541
43,545
Automobile Manufacturers 0.5%
Rivian Automotive, Class A  (1)(4) 645,500 15,143
Tesla  (1) 83,500 20,748
35,891
Transportation Technology Services 0.8%
Aurora Innovation  (1)(4) 924,800 4,041
Uber Technologies  (1) 878,200 54,071
58,112
Total Industrials 137,548
INTERNET 20.1%
China Internet Media/Advertising 0.0%
58.com (1)(2) 8,367,978 —
—
China Internet Retail 0.3%
PDD Holdings, ADR  (1) 180,900 26,467
26,467
Rest Of World Internet Retail 0.1%
Zalando (EUR)  (1) 175,162 4,147
4,147
U.S. Internet Media/Advertising 18.7%
Alphabet, Class A  (1) 3,234,100 451,771
Alphabet, Class C  (1) 2,011,400 283,467
Meta Platforms, Class A  (1) 1,574,363 557,262
Pinterest, Class A  (1) 1,921,542 71,174
Snap, Class A  (1) 2,805,200 47,492
Trade Desk, Class A  (1) 546,500 39,326
1,450,492
U.S. Internet Services 1.0%
GoDaddy, Class A  (1) 575,353 61,079
Maplebear  (1) 71,118 1,669
Maplebear, Acquisition Date: 7/2/20 - 8/7/20, Cost $21,011  (1)(3) 442,352 10,382
TripAdvisor  (1) 359,800 7,747
80,877
Total Internet 1,561,983

T. ROWE PRICE Science & Technology Fund

Shares $ Value
(Cost and value in $000s)
‡
IT SERVICES 2.2%
IT Services 2.2%
Endava, ADR  (1) 525,316 40,896
EPAM Systems  (1) 311,681 92,675
Fair Isaac  (1) 31,800 37,016
Total IT Services 170,587
MEDIA & ENTERTAINMENT 0.9%
Direct-to-Consumer Subscription Services 0.2%
Netflix (1) 32,200 15,678
15,678
Video Gaming 0.7%
Epic Games, Acquisition Date: 6/18/20 - 3/29/21,
Cost $34,498  (1)(2)(3) 53,150 25,018
ROBLOX, Class A  (1) 710,300 32,475
57,493
Total Media & Entertainment 73,171
MISCELLANEOUS 0.1%
Miscellaneous 0.1%
Marathon Digital Holdings  (1)(4) 221,500 5,203
Riot Platforms  (1)(4) 260,900 4,036
Total Miscellaneous 9,239
SEMICONDUCTORS 34.0%
Analog Semiconductors 4.2%
Analog Devices  140,039 27,806
Monolithic Power Systems  61,493 38,789
ON Semiconductor  (1) 521,156 43,532
Semtech  (1) 575,500 12,609
Silergy (TWD)  1,334,000 21,652
Silicon Laboratories  (1) 86,270 11,411
SiTime  (1) 12,900 1,575
Texas Instruments  886,285 151,076
Wolfspeed  (1)(4) 384,024 16,709
325,159
Foundry 0.1%
Taiwan Semiconductor Manufacturing, ADR  75,000 7,800
7,800
Memory 0.5%
Micron Technology  471,000 40,195
40,195
Processors 23.2%
Advanced Micro Devices  (1) 1,213,047 178,815

T. ROWE PRICE Science & Technology Fund

Shares $ Value
(Cost and value in $000s)
‡
Broadcom  374,800 418,370
Intel  3,272,532 164,445
Lattice Semiconductor  (1) 831,100 57,338
Marvell Technology  1,760,500 106,176
NVIDIA  1,467,000 726,488
QUALCOMM  986,137 142,625
1,794,257
Rf Semiconductors 0.5%
MaxLinear (1) 869,132 20,659
Skyworks Solutions  141,200 15,874
36,533
Semiconductor Capital Equipment 5.5%
ASM International (EUR)  36,554 19,025
ASML Holding  99,400 75,238
Cohu  (1) 162,156 5,739
Entegris  584,800 70,071
Kulicke & Soffa Industries  143,600 7,858
Lam Research  197,866 154,980
Onto Innovation  (1) 277,910 42,492
Teradyne  425,100 46,132
421,535
Total Semiconductors 2,625,479
SOFTWARE 27.6%
Back-Office Applications Software 2.1%
Intuit  167,992 105,000
Samsara, Class A  (1) 82,145 2,742
Vertex, Class A  (1) 232,047 6,251
Workday, Class A  (1) 162,256 44,793
158,786
Collaboration and Productivity Software 2.4%
Atlassian, Class A  (1) 102,691 24,426
Elastic  (1) 102,600 11,563
MicroStrategy, Class A  (1)(4) 11,100 7,011
Monday.com  (1) 4,600 864
ServiceNow  (1) 189,800 134,092
UiPath, Class A  (1) 451,500 11,215
189,171
Design Software 3.8%
Altair Engineering, Class A  (1) 51,800 4,359
Autodesk  (1) 557,300 135,691
Cadence Design Systems  (1) 447,272 121,824
PTC  (1) 186,300 32,595

T. ROWE PRICE Science & Technology Fund

Shares $ Value
(Cost and value in $000s)
‡
Synopsys  (1) 2,600 1,339
295,808
Front-Office Applications Software 5.1%
Adobe (1) 371,156 221,432
Braze, Class A  (1) 305,000 16,205
HubSpot  (1) 42,900 24,905
Manhattan Associates  (1)(4) 20,700 4,457
Salesforce  (1) 432,958 113,928
Sprout Social, Class A  (1)(4) 39,400 2,421
ZoomInfo Technologies  (1) 675,400 12,488
395,836
Industry-Specific Software 0.7%
Intapp (1) 14,700 559
Shopify, Class A  (1) 711,700 55,441
56,000
Infrastructure and Developer Tool Software 11.0%
C3.ai, Class A  (1)(4) 273,300 7,847
Confluent, Class A  (1)(4) 983,000 23,002
Datadog, Class A  (1) 169,200 20,538
Dynatrace  (1) 409,800 22,412
HashiCorp, Class A  (1) 429,750 10,159
Microsoft  1,716,350 645,416
MongoDB  (1) 44,800 18,317
Nutanix, Class A  (1) 1,092,100 52,082
Snowflake, Class A  (1) 256,600 51,063
850,836
Security Software 2.5%
Crowdstrike Holdings, Class A  (1) 186,900 47,719
Palo Alto Networks  (1) 265,875 78,401
SentinelOne, Class A  (1) 593,700 16,291
Zscaler  (1) 217,100 48,101
190,512
Total Software 2,136,949
TELECOM EQUIPMENT 0.9%
Wireline Equipment 0.9%
Arista Networks  (1) 297,600 70,088
CommScope Holding  (1) 259,366 731
Total Telecom Equipment 70,819
TELECOM SERVICES 0.2%
Rest Of The World Telecom 0.2%
ARM Holdings, ADR  (1)(4) 238,700 17,937
17,937

T. ROWE PRICE Science & Technology Fund

Shares $ Value
(Cost and value in $000s)
‡
U.S. Other Telecom 0.0%
RingCentral, Class A  (1) 67,300 2,285
2,285
Total Telecom Services 20,222
Total Common Stocks (Cost $6,272,379) 7,654,395
CONVERTIBLE PREFERRED STOCKS 0.8%
CONSUMER/RETAIL 0.1%
Consumer Services 0.1%
Think & Learn, Series F, Acquisition Date: 12/23/20, Cost $14,605
(INR)  (1)(2)(3) 4,539 1,688
Total Consumer/Retail 1,688
INDUSTRIALS 0.4%
Transportation Technology Services 0.4%
GM Cruise Holdings, Class F, Acquisition Date: 5/7/19,
Cost $21,889  (1)(2)(3) 1,199,400 7,004
Waymo, Series A-2, Acquisition Date: 5/8/20, Cost $25,611  (1)(2)
(3) 298,258 17,016
Waymo, Series B-2, Acquisition Date: 6/11/21, Cost $9,877  (1)(2)
(3) 107,687 6,144
Total Industrials 30,164
INTERNET 0.2%
Rest Of World Internet Services 0.2%
Rappi, Series E, Acquisition Date: 9/8/20, Cost $33,355  (1)(2)(3) 558,273 12,684
Rappi, Series F, Acquisition Date: 7/8/21, Cost $10,111  (1)(2)(3) 156,954 3,566
Total Internet 16,250
IT SERVICES 0.1%
Data Centers 0.1%
Lambda, Series C, Acquisition Date: 12/28/23, Cost $10,000  (1)
(2)(3) 653,313 10,000
Total IT Services 10,000
Total Convertible Preferred Stocks (Cost $125,448) 58,102
SHORT-TERM INVESTMENTS 2.6%
Money Market Funds 2.6%
T. Rowe Price Treasury Reserve Fund, 5.40%  (5)(6) 203,028,269 203,028
Total Short-Term Investments (Cost $203,028) 203,028

T. ROWE PRICE Science & Technology Fund

Shares $ Value
(Cost and value in $000s)
‡
SECURITIES LENDING COLLATERAL 0.9%
INVESTMENTS IN A POOLED ACCOUNT THROUGH
SECURITIES LENDING PROGRAM WITH STATE STREET BANK
AND TRUST COMPANY 0.9%
Money Market Funds 0.9%
T. Rowe Price Government Reserve Fund, 5.42%  (5)(6) 70,442,168 70,442
Total Investments in a Pooled Account through Securities
Lending Program with State Street Bank and Trust Company 70,442
Total Securities Lending Collateral (Cost $70,442) 70,442
Total Investments in Securities
103.2% of Net Assets
(Cost $6,671,297) $ 7,985,967
‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) See Note 2. Level 3 in fair value hierarchy.
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description.
The fund may have registration rights for certain restricted securities. Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to
$96,213 and represents 1.2% of net assets.
(4) See Note 3. All or a portion of this security is on loan at December 31, 2023.
(5) Seven-day yield
(6) Affiliated Companies
ADR American Depositary Receipts
EUR Euro
GDR Global Depositary Receipts
INR Indian Rupee
TWD Taiwan Dollar

T. ROWE PRICE Science & Technology Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2023. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Government Reserve Fund, 5.42% $ — $ — $ —++
T. Rowe Price Treasury Reserve Fund, 5.40% — — 14,713
Affiliates not held at period end (245,116) 274,786 —
Totals $ (245,116)# $ 274,786 $ 14,713+
Supplementary Investment Schedule
Affiliate
Value
12/31/22
Purchase
Cost
Sales
Cost
Value
12/31/23
VK, GDR  $ 1 $ — $ 274,787 $ —
T. Rowe Price Government
Reserve Fund, 5.42% 27,343   ¤   ¤ 70,442
T. Rowe Price Treasury Reserve
Fund, 5.40% 208,339   ¤   ¤ 203,028
Total $ 273,470^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.
+ Investment income comprised $14,713 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $273,470.

T. ROWE PRICE Science & Technology Fund
December 31, 2023
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $6,671,297) $ 7,985,967
Receivable for investment securities sold 343,611
Receivable for shares sold 4,367
Cash 2,174
Dividends receivable 580
Foreign currency (cost $31) 30
Other assets 157
Total assets 8,336,886
Liabilities
Payable for investment securities purchased 512,365
Obligation to return securities lending collateral 70,442
Payable for shares redeemed 7,977
Investment management fees payable 4,122
Due to affiliates 563
Payable to directors 6
Other liabilities 337
Total liabilities 595,812
NET ASSETS $ 7,741,074

T. ROWE PRICE Science & Technology Fund
December 31, 2023
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ 960,101
Paid-in capital applicable to 192,518,072 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares
authorized 6,780,973
NET ASSETS $ 7,741,074
NET ASSET VALUE PER SHARE
Investor Class
(Net assets: $4,865,008; Shares outstanding: 121,076,025) $ 40.18
Advisor Class
(Net assets: $55,403; Shares outstanding: 1,400,850) $ 39.55
I Class
(Net assets: $2,820,663; Shares outstanding: 70,041,197) $ 40.27

T. ROWE PRICE Science & Technology Fund
Statement of Operations

($000s)
Year
Ended
12/31/23
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $609) $ 47,637
Securities lending 366
Other 18
Total income 48,021
Expenses
Investment management 42,944
Shareholder servicing
Investor Class $ 6,648
Advisor Class 75
I Class 751 7,474
Rule 12b-1 fees
Advisor Class 120
Prospectus and shareholder reports
Investor Class 143
Advisor Class 1
I Class 15 159
Custody and accounting 336
Registration 76
Proxy and annual meeting 75
Legal and audit 38
Directors 23
Miscellaneous 802
Waived / paid by Price Associates (34)
Total expenses 52,013
Net investment loss (3,992)

T. ROWE PRICE Science & Technology Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/23
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities 594,804
Foreign currency transactions 77
Net realized gain 594,881
Change in net unrealized gain / loss
Securities 2,134,300
Other assets and liabilities denominated in foreign currencies 2
Change in net unrealized gain / loss 2,134,302
Net realized and unrealized gain / loss 2,729,183
INCREASE IN NET ASSETS FROM OPERATIONS
$ 2,725,191

T. ROWE PRICE Science & Technology Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/23 12/31/22
Increase (Decrease) in Net Assets
Operations
Net investment loss $ (3,992) $ (31,601)
Net realized gain (loss) 594,881 (892,059)
Change in net unrealized gain / loss 2,134,302 (2,079,391)
Increase (decrease) in net assets from operations 2,725,191 (3,003,051)
Distributions to shareholders
Net earnings
Investor Class – (234,333)
Advisor Class – (2,705)
I Class – (137,865)
Decrease in net assets from distributions – (374,903)
Capital share transactions
*
Shares sold
Investor Class 716,072 336,811
Advisor Class 10,709 6,762
I Class 378,893 1,978,791
Distributions reinvested
Investor Class – 229,688
Advisor Class – 2,705
I Class – 132,345
Shares redeemed
Investor Class (762,042) (2,696,750)
Advisor Class (11,539) (17,625)
I Class (424,383) (336,524)
Decrease in net assets from capital share
transactions (92,290) (363,797)

T. ROWE PRICE Science & Technology Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/23 12/31/22
Net Assets
Increase (decrease) during period 2,632,901 (3,741,751)
Beginning of period 5,108,173 8,849,924
End of period $ 7,741,074 $ 5,108,173
*Share information (000s)
Shares sold
Investor Class 20,723 10,293
Advisor Class 305 207
I Class 10,648 57,043
Distributions reinvested
Investor Class – 8,548
Advisor Class – 102
I Class – 4,920
Shares redeemed
Investor Class (21,733) (78,588)
Advisor Class (332) (534)
I Class (12,512) (10,505)
Decrease in shares outstanding (2,901) (8,514)

T. ROWE PRICE Science & Technology Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Science & Technology Fund, Inc. (the fund) is registered under the
Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has three classes of shares: the Science & Technology Fund
(Investor Class), the Science & Technology Fund–Advisor Class (Advisor Class) and the
Science & Technology Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. The
Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/
or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions  Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded

T. ROWE PRICE Science & Technology Fund

on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against
U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The
Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.
New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial statements.

T. ROWE PRICE Science & Technology Fund

Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;
and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs

T. ROWE PRICE Science & Technology Fund

are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the Valuation Designee determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s portfolio securities. Each business day, the Valuation Designee uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices.
The Valuation Designee cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s

T. ROWE PRICE Science & Technology Fund

length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2023 (for further detail by category, please refer to the accompanying Portfolio of Investments):
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Common Stocks $ 7,493,952 $ 132,714 $ 27,729 $ 7,654,395
Convertible Preferred Stocks — — 58,102 58,102
Short-Term Investments 203,028 — — 203,028
Securities Lending Collateral 70,442 — — 70,442
Total $ 7,767,422 $ 132,714 $ 85,831 $ 7,985,967

T. ROWE PRICE Science & Technology Fund

Following is a reconciliation of the fund’s Level 3 holdings for the year ended
December 31, 2023. Gain (loss) reflects both realized and change in unrealized gain/
loss on Level 3 holdings during the period, if any, and is included on the accompanying
Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2023, totaled $(54,939,000) for the year ended December 31, 2023.
NOTE 3 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.
Emerging and Frontier Markets  The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing accounting standards and regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Emerging markets securities exchanges are more likely to experience delays with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S.
securities. Investing in frontier markets is typically significantly riskier than investing in other countries, including emerging markets.
($000s)
Beginning
Balance
12/31/22
Gain (Loss)
During
Period
Total
Purchases Total Sales
Ending
Balance
12/31/23
Investment in Securities
Common Stocks $ 61,276 $ 4,873 $ — $ (38,420) $ 27,729
Convertible Preferred Stocks 94,491 (32,304) 10,000 (14,085) 58,102
Total $ 155,767 $ (27,431) $ 10,000 $ (52,505) $ 85,831

T. ROWE PRICE Science & Technology Fund

Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform.
Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2023, including securities sold but not yet settled, which are not reflected in the accompanying Portfolio of Investments; the value of loaned securities was $65,603,000, including securities sold but not yet settled, which are not reflected in the accompanying Portfolio of Investments; the value of cash collateral and related investments was $70,442,000.
Other Purchases and sales of portfolio securities other than in-kind transactions, if any, and short-term securities aggregated $12,077,794,000 and $11,989,239,000, respectively, for the year ended December 31, 2023.
NOTE 4 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

T. ROWE PRICE Science & Technology Fund

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to the character of income on passive foreign investment companies.
The tax character of distributions paid for the periods presented was as follows:
At December 31, 2023, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
At December 31, 2023, the tax-basis components of accumulated net earnings (loss)
were as follows:
($000s)
December 31,
2023
December 31,
2022
Ordinary income (including short-term capital gains,
if any) $ — $ 172,063
Long-term capital gain — 202,840
Total distributions $ — $ 374,903
($000s)
Cost of investments $ 6,709,849
Unrealized appreciation $ 1,417,789
Unrealized depreciation (141,725)
Net unrealized appreciation (depreciation) $ 1,276,064
($000s)
Net unrealized appreciation (depreciation) $ 1,276,064
Loss carryforwards and deferrals (315,963)
Total distributable earnings (loss) $ 960,101

T. ROWE PRICE Science & Technology Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
During the year ended December 31, 2023, the fund utilized $505,614,000 of capital loss carryforwards.
NOTE 5 - FOREIGN  TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.
All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability.
Any deferred tax liability incurred by the fund is included in either Other liabilities or
Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260%
for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2023, the effective annual group fee rate was 0.29%.

T. ROWE PRICE Science & Technology Fund

Effective November 1, 2023, the Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. Prior to November 1, 2023, the Investor Class was not subject to a contractual expense limitation. Effective June 1, 2023, the Advisor Class is also subject to a contractual expense limitation through the expense limitation date indicated in the table below.
Prior to June 1, 2023, the Advisor Class was not subject to a contractual expense limitation. During the limitation period, Price Associates is required to waive or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage;
non-recurring, extraordinary expenses; and acquired fund fees and expenses) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price
Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1)
the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.
The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

T. ROWE PRICE Science & Technology Fund

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price
Associates during the year ended December 31, 2023 as indicated in the table below.
Including these amounts, expenses previously waived/paid by Price Associates in the amount of $177,000 remain subject to repayment by the fund at December 31, 2023.
Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price
Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended December 31, 2023, expenses incurred pursuant to these service agreements were $115,000 for Price Associates; $3,889,000 for T. Rowe Price Services, Inc.; and
$736,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund (except for 12b-1 fees under a Board-approved Rule 12b-1 plan).
Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates invests. As approved by the fund’s Board of
Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. Price has agreed to waive/reimburse shareholder servicing costs in excess of 0.05% of the fund’s average daily value of its shares owned by the college savings plan. Any amounts waived/paid by Price under this voluntary agreement are not subject to repayment by the fund. Price may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended December 31, 2023, the fund was
Investor Class Advisor Class I Class
Expense limitation/I Class Limit 0.99% 1.24% 0.05%
Expense limitation date 04/30/26 04/30/26 04/30/26
(Waived)/repaid during the period ($000s) $— $— $(34)

T. ROWE PRICE Science & Technology Fund

charged $87,000 for shareholder servicing costs related to the college savings plans, of which $73,000 was for services provided by Price. All amounts due to and due from
Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2023, no shares of the Investor Class were held by college savings plans and approximately 2% of the outstanding shares of the I Class were held by college savings plans.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31,
2023, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended
December 31, 2023, this reimbursement amounted to $323,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.
NOTE 7 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war and conflict, terrorism, geopolitical events, and public health epidemics and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

T. ROWE PRICE Science & Technology Fund

The global outbreak of COVID-19 and the related governmental and public responses have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market either in specific countries or worldwide.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict, leading to economic sanctions imposed on Russia that target certain of its citizens and issuers and sectors of the Russian economy, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
In March 2023, the banking industry experienced heightened volatility, which sparked concerns of potential broader adverse market conditions. The extent of impact of these events on the US and global markets is highly uncertain.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund's overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE Science & Technology Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of T. Rowe Price Science &
Technology Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Science & Technology Fund, Inc. (the
"Fund") as of December 31, 2023, the related statement of operations for the year ended
December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE Science & Technology Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2024
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE Science & Technology Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/23
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
For taxable non-corporate shareholders, $30,947,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than
20%.
For corporate shareholders, $24,133,000 of the fund's income qualifies for the dividends-
received deduction.

T. ROWE PRICE Science & Technology Fund

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .
TAILORED SHAREHOLDER REPORTS FOR MUTUAL FUNDS AND EXCHANGE
TRADED FUNDS
In October 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments requiring Mutual Funds and Exchange-Traded Funds to transmit concise and visually engaging streamlined annual and semiannual reports that highlight key information to shareholders. Other information, including financial statements, will no longer appear in the funds’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

T. ROWE PRICE Science & Technology Fund

LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program
(Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe
Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the
Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk
Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’
compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions.
Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 24, 2023, the Board was presented with an annual assessment that was prepared by the LRC on behalf of the
Adviser and addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity
Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM).
The annual assessment included consideration of the following factors, as applicable:
the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

T. ROWE PRICE Science & Technology Fund

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1,
2022, through March 31, 2023. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category.
It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.
LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

T. ROWE PRICE Science & Technology Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price Associates,
Inc. (T. Rowe Price), and its affiliates. The business address of each director and officer is 100 East
Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[209]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); Chief Executive Officer, Bazemore
Consulting LLC (2018 to 2021); Director, Chimera Investment
Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to
present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)
Melody Bianchetto
(1966)
2023
[209]
Vice President for Finance, University of Virginia (2015 to 2023)
Bruce W. Duncan
(1951)
2013
[209]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to
2021); Chair of the Board (2016 to 2020) and President (2009 to 2016),
First Industrial Realty Trust, owner and operator of industrial properties;
Member, Investment Company Institute Board of Governors (2017
to 2019); Member, Independent Directors Council Governing Board
(2017 to 2019); Senior Advisor, KKR (2018 to 2022); Director, Boston
Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2012
[209]
Chair of the Board, all funds (July 2018 to present)
Paul F. McBride
(1956)
2013
[209]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)

T. ROWE PRICE Science & Technology Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Mark J. Parrell
(1966)
2023
[209]
Board of Trustees Member and Chief Executive Officer (2019 to present),
President (2018 to present), Executive Vice President and Chief Financial
Officer (2007 to 2018), and Senior Vice President and Treasurer (2005
to 2007), EQR; Member, Nareit Dividends Through Diversity, Equity &
Inclusion CEO Council and Chair, Nareit 2021 Audit and Investment
Committee (2021); Advisory Board, Ross Business School at University
of Michigan (2015 to 2016); Member, National Multifamily Housing
Council and served as Chair of the Finance Committee (2015 to 2016);
Member, Economic Club of Chicago; Director, Brookdale Senior Living,
Inc. (2015 to 2017); Director, Aviv REIT, Inc. (2013 to 2015); Director,
Real Estate Roundtable and the 2022 Executive Board Nareit; Board of
Directors and Chair of the Finance Committee, Greater Chicago Food
Depository
Kellye L. Walker
(1966)
2021
[209]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[209]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Science & Technology Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
2022
[209]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe
Price Group, Inc., and T. Rowe Price Trust Company; Vice President,
Global Funds
(a)
All information about the interested directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
Name (Year of Birth)
Position Held With Science &
Technology Fund Principal Occupation(s)
Kennard W. Allen (1977)
(a)
President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Bill Bai (1985)
Vice President
Vice President, Price Hong Kong; formerly, Executive
Director and Senior Analyst, Destination Partners
Asset Management (to 2019)
Stephanie Beebe (1990)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, student, The Wharton School,
University of Pennsylvania (to 2020)
Armando (Dino) Capasso (1974)
Chief Compliance Officer and Vice President
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019)
Gregory Dunham, CFA (1974)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
David J. Eiswert, CFA (1972)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Science & Technology Fund

Name (Year of Birth)
Position Held With Science &
Technology Fund Principal Occupation(s)
Cheryl Emory (1963)
Assistant Secretary
Assistant Vice President and Assistant Secretary,
T. Rowe Price; Assistant Secretary, T. Rowe Price
Group, Inc., Price Investment Management, Price
International, Price Hong Kong, Price Singapore,
T. Rowe Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., and T. Rowe
Price Trust Company
Paul D. Greene II (1978)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company; formerly,
Tax Director, Invesco Ltd. (to 2021); Vice President,
Oppenheimer Funds, Inc. (to 2019)
Sam Johnson (1992)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Trust Company
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Lu Liu (1979)
Vice President
Vice President, Price Hong Kong and T. Rowe Price
Group, Inc.
Ross MacMillan (1970)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, Managing Director, RBC
Capital Markets (to 2019)
Robert P. McDavid (1972)
Vice President
Vice President, T. Rowe Price, Price Investment
Management, T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company
Anna Nussbaum, CFA (1994)
Vice President
Employee, T. Rowe Price; formerly, Equity Research
Associate, William Blair & Company (to 2020)
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price Investment Services,
Inc., T. Rowe Price Services, Inc., and T. Rowe Price
Trust Company
Dominic Rizzo (1993)
Vice President
Vice President, T. Rowe Price Group, Inc., and Price
International
Richard Sennett, CPA (1970)
Assistant Treasurer
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. ROWE PRICE Science & Technology Fund

(a)
Effective January 1, 2024, Mr. Wang will become the sole portfolio manager of the fund and the chair of the fund’s Investment Advisory Committee as Mr. Allen transitions away from his role with the fund.
Name (Year of Birth)
Position Held With Science &
Technology Fund Principal Occupation(s)
Frank Shi (1992)
Vice President
Vice President, Price Hong Kong and T. Rowe Price
Group, Inc.; formerly, Equity Research Analyst, Nezu
Asia Capital Management (to 2019)
Joshua K. Spencer, CFA (1973)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
James Stillwagon (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Alan Tu (1985)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Anthony B. Wang  (1989)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Ellen York (1988)
Vice President
Vice President, Price Investment Management and
T. Rowe Price
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

100 East Pratt Street
Baltimore, MD 21202
T. Rowe Price Investment Services, Inc.
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202402 - 3282478 F61-050 2/24

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Paul F. McBride qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. McBride is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$24,714	$21,734
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

  (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,524,000 and $2,037,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2024

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2024